SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

                   Date of Report:   November 15, 1996


                     CONCORDE STRATEGIES GROUP, INC.
                    (formerly Nite-Lite USA, Ltd.)
        (Exact name of registrant as specified by its charter)


         Colorado                     33-21546-D             84-1108035
   (State or other jurisdic-      (Commission File          (IRS Employer
     tion of incorporation)                 Number)         Identification)



                   c/o Ameristar Group Incorporated
          444 Madison Avenue, Suite 1710, New York, NY 10022
               (Address of principal executive offices)

                 Registrant's Telephone Number: (212) 750-7878



           Former Name or Former Address If Changed Since Last Report

Item 5.  Other Events.

A. Acquisition. On September 23, 1996, Registrant entered into an Agreement and Plan of Reorganization (the "Agreement") with Concorde Strategies Group, Ltd. ("Strategies") relating to the possible acquisition of Strategies by Registrant. Strategies is a recently formed Delaware corporation which intends to acquire various privately held companies with above average growth potential which Registrant will assist in development of their full business potential. Management of Registrant and Strategies have determined that it would be in the mutual best interest of both corporations to combine their respective operations in the future provided that Registrant's due diligence investigation of Strategies' proposed operations and acquisitions confirms Strategies' operating goals.

To date, Strategies has completed the acquisition of L'Abbigliamento, Ltd, a New York based manufacturer and distributor of fine Italian made men's wear. The Agreement provides that, among other matters, the acquisition of Strategies is to be completed through a tax-free exchange of securities by Registrant issuance of 1,800,000 shares of its common stock in exchange for all the issued and outstanding common shares of Strategies, and the acquisition is subject to delivery by Strategies of audited financial statements for Strategies and its wholly owned subsidiary and the completion of other due diligence matters by Registrant.

The foregoing is only a summary of some of the principal terms and conditions of the Agreement. This discussion is not complete nor does it summarize all of the provisions thereof. Interested parties are referred to the complete Agreement, a copy of which has been filed as an Exhibit to this Report for a complete description of the Agreement.

B. Change of Name. In anticipation of the proposed acquisition of Strategies being completed, Registrant changed its name to Concorde Strategies Group, Inc. effective October 30, 1996.

C. Change of Officers. following the execution of the Agreement by Registrant, the officers and directors of Registrant resigned and new officers and directors were elected. The officers of Registrant are, as of October 1, 1996, Mr. Robert Gordon, who serves as President of Registrant, and Ms. Gera Laun, who serves as Secretary of Registrant. Registrant's new directors are Mr. Robert Gordon, Mr. Martin I. Saposnick, Mr. Joseph Messina and
Mr. David Vigor.

Item 7.  Financial Statements,_Pro Forma Financial Statements and Exhibits.

    c)   Exhibits:

1- Agreement and Plan of Reorganization between Registrant and Concorde Strategies G- roup, Ltd. dated as of September 23, 1996.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: November 15, 1996         CONCORDE STRATEGIES GROUP, INC.



                                 BY: /s/Robert Gordon
                                 Robert Gordon, President

                              Exhibit 1.

     Agreement and Plan of Reorganization between Registrant and Concorde Strategies Group, Inc. dated as of September 23, 1996.


AGREEMENT AND PLAN OF REORGANIZATION


AGREEMENT AND PLAN OF REORGANIZATION, dated this 23rd day of September, 1996 by and between:


NITE-LITE USA, LTD., a Colorado corporation, with an address at c/o Paul Lavor, Suite 1710, 444 Madison Aveue, New York, NY 10022
("the Company");
CONCORDE STRATEGIES GROUP, LTD., a Delaware corporation, with offices at 444 Madison Avenue, Suite 303, New York, NY 10022 ("Acquiree");

AMERISTAR GROUP INCORPORATED ("Shareholder"), with an address at Suite 1710, 444 Madison Avenue, New York NY, being the majority shareholder of Acquiree and representative for other shareholders of Acquiree; all of whom are sometimes referred to as "the Parties."


                           W I T N E S S E T H :


WHEREAS, the Company confirms that there is no other class of securities, either issued and outstanding or authorized, except as specifically set forth on Schedule A; and


WHEREAS, Acquiree confirms that the shares of common stock of Acquiree listed in Section 4.1 hereto are all the shares of common stock of Acquiree issued and outstanding, and that no other person or entity has any right or entitlement to receive any further shares of common stock, or of any other class or type of security of Acquiree; and


WHEREAS, the Company desires to acquire all the outstanding Shares of capital stock of Acquiree (the "Acquiree Shares") making Acquiree a wholly-owned subsidiary of the Company, in exchange for 1,800,000 Shares of Common Stock of Company (the "Acquiror Shares"), to be issued to the Shareholder; and


WHEREAS, the parties hereto desire to reorganize the management and operations of Acquiree.


NOW, THEREFORE, in consideration of the promises and mutual representations, warranties and covenants herein contained, the parties hereto adopt this Agreement and Plan of Reorganization (the "Agreement"), and hereby agree as follows:

1. Plan of Reorganization. The Acquiree Shares shall be acquired by the Company in exchange solely for the Acquiror Shares, and Acquiree shall become a wholly owned subsidiary of the Company, and the management and operations of Acquiree shall be reorganized as determined by the Parties.


2. Exchange of Acquiree Shares and Acquiror Shares. The Acquiree Shares shall be exchanged with the Shareholder, in such names and denominations as are set forth in Schedule B annexed hereto, for the Acquiror Shares, in a transaction intended to be a tax free exchange pursuant to Section 368 of the Internal Revenue Code. Such Acquiror Shares, including any other securities into which such Acquiror Shares may be convertible into, are to be deemed "restricted securities" as defined by Rule 144 promulgated under the Securities Act of 1933, as amended, (the "Act").


3. Delivery of Shares. On the Closing Date as set forth herein, Shareholder shall deliver to the Company all stock certificates and/or stock powers representing the Acquiree Shares, duly endorsed, so as to make the Company the sole holder thereof, free and clear of all claims and encumbrances; and the Company shall deliver a certificate or certificates representing the Acquiror Shares to Shareholder so as to make the Shareholder the sole holder thereof, either for his own account or beneficially for the account of the other shareholders of Acquiree, free and clear of all claims and encumbrances, which Acquiror Shares will be subject to the restrictions on transfer described herein. The terms, conditions, preferences, conversion rights and other rights and privileges of the Acquiror Shares shall be as set on Exhibit 1 annexed hereto which shall consist of the form and substance of the Preferred Shares which shall constitute the Acquiror Shares.


4. Representations of Acquiree and Shareholder. Acquiree hereby represents and warrants, with respect to its operations and to the Acquiree Shares, and Shareholder hereby represents and warrants, with respect to the matters specified in Sections 4.2, 4.3, 4.8, 4.10 and 4.12, that the representations listed below are true and correct as of the date hereof and will be true and correct as of the Closing Date (as hereinafter defined):

4.1 Acquiree is validly organized and existing in good standing under the laws of the State of Delaware and has 25,000,000 shares, $0.0001 par value, of Common Stock authorized, of which 1,800,000 shares are duly issued and outstanding and owned by Shareholder, either individually or beneficially on behalf of all other shareholders of Acquiree as set forth on Schedule B, which shares constitute the Acquiree Shares to be transferred to the Company hereunder and represent all of the issued and outstanding shares of capital stock of Acquiree;

4.2 Acquiree has taken all requisite corporate action required under its Certificate of Incorporation, By-Laws and/or the Laws of the state of its incorporation, to the extent necessary to enter into this Agreement and to carry out the terms and conditions to be performed by it. Similarly, Shareholder represents that the shareholders of Acquiree are under no impediment or constraint, legal or otherwise, which would prevent Shareholder from entering into this Agreement;

4.3 The Acquiree Shares are duly and validly issued, fully paid and, except as otherwise noted on Schedule A, are non-assessable, and are free and clear of all voting trusts, agreements, arrangements, liens and all other encumbrances, claims, equities and liabilities of every nature, and Acquiree, having duly taken all corporate action required therefore, had the unqualified right to issue the Acquiree Shares and to deliver clear and unencumbered title thereto. There are no outstanding options, contracts, calls, commitments or demands of any character relating to the authorized, but previously unissued, shares of common stock of Acquiree. Acquiree's common stock is the sole class of stock authorized by Acquiree's Articles of Incorporation and Acquiree is under no obligation, legal or otherwise, to establish any such other class of common stock, or any other type of security. The Shareholder has the unqualified right to transfer and dispose of the Acquiree Shares as contemplated herein, and upon the closing hereunder, clear and unencumbered title thereto shall be conveyed to the Company;

 4.4 Acquiree is, or will promptly become, duly qualified as a foreign corporation in good standing in each state in which such qualification is necessary except where the failure to be so qualified would not materially adversely affect Acquiree;

 4.5 The execution of this Agreement by Acquiree, and the performance by Acquiree of its covenants and undertakings hereunder have been duly authorized by all requisite corporate action, and approved by the Board of Directors and the Shareholder of Acquiree; Acquiree has the corporate power and authority to enter into this Agreement and perform the covenants and undertakings to be performed by it hereunder, and is under no impediment which would adversely affect its ability to consummate or prohibit it from consummating this transaction;

4.6 Acquiree has delivered, or on or before the Closing Date will deliver, to the Company copies of its balance sheet as at June 30, 1996, and financial statements for the period then ended; together with audited financial statements for L'Abbigliamento, Ltd., its wholly owned subsidiary for such periods and in such form as required by the instructions to Form 8-K issued by the Securities and Exchange Commission, such financial statements having been certified by L'Abbigliamento's independent certified public accountant. Said financial statements are, or shall be, complete, accurate and fairly present the financial condition of Acquiree as of the date thereof, all in conformity with generally accepted accounting principles applied on a consistent basis. Acquiree has no material liabilities, either fixed or contingent, not reflected in such financial statements, other than for contracts or obligations incurred in the ordinary and usual course of business or as set forth in Schedule D annexed hereto, and no such contracts or obligations constitute liens or other liabilities which, if disclosed, would alter substantially the financial condition of Acquiree as reflected in such financial statement. All liabilities for the current and for all prior years, including any income and sales taxes or other taxes for which Acquiree has any liability, have been paid in full or have been adequately provided for in said financial statement in accordance with generally accepted accounting principles;

4.7 Since the date of the most recent financial statements described in the paragraph 4.6 above, there have not been (i) any adverse changes in the financial condition or in the operations of the Acquiree; (ii) any damage, destruction or loss, whether covered by insurance or not, adversely affecting the properties and business of the Acquiree; (iii) any declaration, setting aside of payment of any dividend in respect of the capital stock of the Acquiree; (iv) any issuance of capital stock by the Acquiree or securities exercisable or exchangeable for capital stock, any distribution (whether by way of reclassification, recapitalization, stock split or otherwise) in respect of the capital stock of the Acquiree, or any redemption or other acquisition of any such stock; (v) any contract or transaction entered into by the Acquiree except this Agreement or as otherwise approved by Acquiror in writing; (iv) any default in any contract, obligation or debt of the Acquiree; or (vii) any other event or condition of any character pertaining to and adversely affecting the assets or business of the Acquiree taken as a whole;

4.8 Acquiree has filed all federal, state, county and local income, excise, property, sales and other tax returns, forms or reports which are due or required to be filed by it prior to the date hereof, and has paid or made adequate provisions for the payment of all taxes, fees or assessments which have or may become due pursuant to such returns or pursuant to any assessments received;

 4.9 Acquiree is not involved in any pending litigation or governmental investigation or proceeding, and to the best of Acquiree's knowledge, no material litigation, claim, assessment or governmental investigation or proceeding is threatened which might reasonably be expected to result in any material change in the business or condition, financial or otherwise, of Acquiree or in any of its properties or assets, or which might reasonably be expected to result in any material liability on the part of Acquiree or which questions the validity of this Agreement, or which would, in the case of officers, directors or employees of Acquiree, impair their ability to carry out their duties as such officers, directors or employees now or in the future, or which might reasonably be expected to otherwise adversely affect the Company or Acquiree, or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement. Shareholder represents that, Shareholder is not involved in any pending material litigation or governmental investigation or proceeding which would, to the best of his knowledge and information, affect the ownership of the Acquiree Shares or Shareholders ability to enter into this Agreement or to carry out its terms and conditions. Shareholder further covenants that to the best of his knowledge and information, no such material litigation, claim, assessment or governmental investigation or proceeding of any kind exists or is threatened;

4.10 Acquiree has not breached, and there are no pending or threatened claims or any legal basis for a claim that Acquiree has breached, any of the terms or conditions of any material agreement, contract or commitment to which it is a party or is bound, and the execution and performance hereof will not violate any law or any provisions of any agreement to which Acquiree is subject;

4.11 Acquiree has complied with all state, federal and local laws in connection with its formation, issuance of securities, organization, capitalization and operation, and no contingent liabilities have been threatened, or claims made or threatened with respect thereto, including claims for violation of any state or federal securities laws and there is no basis for any such claim or liability except, in all such cases, for violations and claims which individually or in the aggregate would not materially adversely affect Acquiree. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of either Acquiree or Shareholder in connection with the execution and delivery of this Agreement, or the carrying out of any of the transactions contemplated hereby;

4.12 All copies of Acquiree's Certificate of Incorporation, By-laws, and all other documents and records of Acquiree and all Amendments thereto that have been furnished, or immediately upon execution of this Agreement, will be furnished to the Company by or on behalf of Acquiree and are or will be, as applicable, true and complete. Attached hereto as Exhibits 2 and 3 are true and complete copies of the certificate of incorporation and by-laws of Acquiree, as amended to date;

4.13 Acquiree and Shareholder have full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the compliance by Acquiree and Shareholder with the provisions hereof will not: (i) conflict with or result in a breach of any provisions of, or constitute a material default (or an event which, with notice or lapse of time or both, would constitute a material default) under, or result in the creation of any material lien, security interest, charge or encumbrance upon the Acquiree Shares or any of the material property or assets of the Acquiree under any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of Acquiree or any material note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which either Acquiree or the Shareholder are a party, or by which they are bound; or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Acquiree or Shareholders or any of their respective properties or assets;

4.14 Acquiree does not have any agreement, contract, lease, commitment or obligation (including employment agreements or labor contracts) other than as set forth in Schedule C annexed hereto;

4.15 The respective books of account and other records of Acquiree are true, complete and correct, and accurately present or reflect all of the transactions entered into by the Acquiree or to which Acquiree has been a party, or to which its properties and assets may be subject;

4.16 The records of directors' and stockholders' meeting of the Acquiree contain a true and complete record of all corporate proceedings of the Acquiree since its date of incorporation, and comply in all respects with all statutes, laws, rules, and regulations applicable to them and to their respective businesses and properties;

4.17 The only officers, directors and key employees of the Company are listed in Schedule D annexed hereto.

5.  Warranties and Representations of the Company.   The Company hereby makes
the following representations and warranties to Acquiree and the Shareholder, each of which is true as of the date hereof and as of the Closing Date and each of which shall be deemed to be independently material and to have been relied upon by Acquiree and the Shareholder in connection with this Agreement:

5.1 The Company is a corporation duly organized, validly existing by virtue of the laws of Delaware, and is in good standing under the laws thereof; and neither the nature of its business nor the character and location of its properties requires it to be qualified or licensed to do business in any other jurisdiction. Since its incorporation, no claim has been asserted by any governmental authority that the nature of its business, or the character and location of the properties owned or operated by the Company makes qualification or licensing to do business necessary in any jurisdiction in which it is not so qualified or licensed;

5.2 The authorized capital stock of the Company consists solely of 500,000,000 Shares of Common Stock, $.0001 par value per Share, of which 1,200,000 Shares are currently issued and outstanding, or which have been authorized to be issued but are not yet actually outstanding. As of the date of this Agreement, all of said issued and outstanding shares are "restricted securities" as that term is defined under the Act. However, the parties confirm their understanding that the Company plans to undertake either an initial public offering of its securities and/or a merger or similar business combination with an existing public entity which would, if consummated, have the effect of increasing the Company's issued and outstanding shares. Further, Acquiree and Shareholder also confirm their understanding that at present the Company is negotiating for the acquisition of other companies upon terms and conditions similar to the Acquiree which, if consummated, will also have the effect of increasing the issued and outstanding shares of its capital stock. Acquiree and Shareholder also understand that, in the future, the Company plans to undertake additional acquisitions of other companies upon terms and conditions similar to those under which the Company will acquire Acquiree which acquisitions, if consummated will also have the effect of increasing the issued and outstanding
shares of its capital stock.   With due regard for the foregoing statements
regarding the planned future acquisitions by the Company, as of the date of this Agreement, there are no outstanding subscriptions, options, warrants, calls, commitments, agreements or convertible securities to which the Company is a party or by which it is bound, calling for or requiring the issuance of common stock of the Company. All of the issued and outstanding shares of the Company's capital stock, including the Acquiree Shares to be issued hereunder, are or will be when issued fully paid and non-assessable shares of the Company's common stock.

5.3 The Company has no subsidiaries nor does it own any interest in any corporation, partnership or proprietorship except as set forth on Schedule E annexed hereto;

5.4 The Company has filed all federal, state, county and local income, franchise, property and other tax returns, forms or reports which are due or required to be filed by it prior to the date hereof, and has paid or made adequate provisions for the payment of all taxes, fees or assessments which have or may become due pursuant to such returns or pursuant to any assessments received;

5.5 The Company has complied with all state, federal and local laws in connection with its formation, issuance of securities, organization, capitalization and operation, and no contingent liabilities have been threatened, or claims made or threatened with respect to said operations, formation or capitalization, including claims for violation of any state or federal securities laws and, to the best of it's knowledge, no basis for any such claim or liability exists. All filings required to be made by the Company pursuant to federal or state securities laws have been made and are current, comply as to form with all requirements of the securities laws and contain no material misstatement or omit any facts required so as not to be misleading. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, or the carrying out of any of the transactions contemplated hereby;

5.6 The Company is not involved in any pending litigation or governmental investigation or proceeding, and to the best knowledge of the Company, no litigation, claim, assessment or governmental investigation or proceeding is pending or threatened. The Company has not breached, nor is there any pending or threatened claims or any legal basis for a claim that the Company has breached, any of the terms or conditions of any agreement, contract or commitment to which it is a party or is bound and the execution and performance hereof will not result in a violation of any agreement, law or governmental regulations to which the Company is subject;

5.7 The Acquiror Shares to be issued to Shareholder have been duly authorized, and when issued in exchange for the Acquiree Shares as provided herein, will be validly issued, non-assessable and fully paid under the laws of the state of Delaware and will be issued in a non-public offering pursuant to exemptions from registration under federal and state securities laws; the shares of the Company's common stock into which the Acquiror Shares may be converted will have all the same dividend, voting and other rights, powers, preferences, limitations and restrictions as all of the shares of common stock of the Company issued and outstanding as of the date hereof, except that both the Acquiror Shares and the shares of common stock into which they may be converted shall be deemed "restricted shares" as defined in Rule 144 promulgated under the Act and shall bear a restricted legend with stop transfer instructions at the Company's Transfer Agent. All of the Acquiror Shares will, when delivered, be free and clear of all voting trusts, agreements, arrangements, liens and all other encumbrances, claims, equities and liabilities of every nature, and the Company, having duly taken all corporate action required therefor, has the unqualified right to issue the Acquiror Shares and to deliver clear and unencumbered title thereto;

5.8 The execution of this Agreement by the Company, and the performance by the Company of its covenants and undertakings hereunder have been duly authorized by all requisite corporate action, and approved by the Board of Directors, subject to approval by the Shareholders of the Company, and the Company has the corporate power and authority to enter into this Agreement and perform the covenants and undertakings to be performed by it hereunder, and is under no other impediment which would adversely affect its ability to consummate or prohibit it from consummating the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms;

5.9 The Company has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby.
The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the compliance by the Company with the provisions hereof will not: (i) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon the Acquiror Shares or any of the property or assets of the Company under any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of the Company or any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company is a party, or by which it is bound; or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets;

6. Interim Operations. Between the date hereof and the Closing Date the Company and Acquiree will conduct their operations as follows:

6.1 Except as herein provided, Acquiree will carry on its business in substantially the same manner as heretofore and the assets, properties and rights now owned by it will be maintained, as far as practicable, in the usual and ordinary course of business, to the same extent, under the same insurance coverage and in the same condition as on the date of this Agreement; except with the consent of Acquiror, the Acquiree shall engage in no activity or business other than as is necessary to effect the transactions contemplated by this Agreement;

6.2 Except as herein provided, or as may hereafter be agreed to in writing by the parties, the Acquiree shall not sell or dispose of any property or assets, nor will it encumber any property or assets;

6.3 Acquiree will not, except with the written consent of the Company, issue or sell, or issue the right to subscribe to, any shares of capital stock or securities exchangeable or exercisable for capital stock, or acquire for a consideration any shares of capital stock or warrants, or declare or pay any dividend on any capital stock;

6.4 Except as contemplated herein, Acquiree will not, absent a written consent of the Company party, amend its Certificates of Incorporation or By-Laws;

6.5 Acquiree shall at all reasonable times permit access to its properties, books and records for the purpose of examination by the Company and its officers, directors, attorneys, accountants and representatives, and Acquiree shall furnish to the Company upon request any information reasonably required in respect of such property, assets and business;

6.6 Acquiree will not incur any indebtedness or contingent liability, or enter into any contract or agreement except in the ordinary course of business without the consent of the Company;

6.7 Except as may be specifically disclosed in Schedule L annexed hereto, Acquiree will not acquire any business or assets of any going business, nor will it merge or consolidate with or into any other corporation, nor will it change the character of its business except with the prior consent of the Company;

6.8 Acquiree will promptly advise the Company in writing of any material adverse change in its financial condition, business or affairs arising from matters occurring not in the usual course of business; the Company will promptly advise Acquiree in writing of any adverse change in its financial condition, business or affairs.

7. Conditions Precedent to the Acquisition.

A. The obligations of the Company to consummate and effect the acquisition contemplated hereunder shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

7.1 Except as otherwise contemplated by this Agreement, the representations and warranties of Acquiree and Shareholder herein contained shall be true and correct as of the Closing Date with the same effect as though made on the Closing Date and Acquiree shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to such Closing Date; and Acquiree shall have delivered to the Company a certificate dated at such Closing Date and signed by the Chairman of the Board of Directors, the President, Treasurer, or any Vice President of Acquiree to the foregoing effect, to the best knowledge of the person giving such certificate;

7.2 The Shareholder shall have approved this Agreement and the acquisition contemplated hereunder;

7.3 All transactions contemplated hereby and the form and substance of all legal proceedings and of all papers used or delivered hereunder, shall be acceptable to counsel for the Company;

7.4 There shall not be any litigation to restrain or invalidate the acquisition, the defense of which would, in the judgment of the Board of Directors of the Company made in good faith and based upon the advice of counsel, involve expense or lapse of time that would be materially adverse to the interests of each party;

7.5 The Company shall have received the opinion of counsel for Acquiree, dated the Closing Date, with respect to the following matters:

        (a) Acquiree is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and it has all requisite corporate power and authority to carry on the business now conducted and to own and operate its respective properties;

        (b) The capital stock of Acquiree and the number of shares issued and outstanding immediately prior to the acquisition, all of which are duly authorized, issued and out- standing, and are nonassessable shares of Acquiree, are as indicated in Paragraph 4.1 hereof;

        (c) All necessary corporate proceedings, including appropriate action by the shareholders and directors of Acquiree, to approve this Agreement and the execution, delivery and performance thereof and all other proceedings required by law or by the provisions of this Agreement have been taken, and Acquiree has the full right, power and authority to enter into this Agreement and to carry out the terms thereof without further action;

        (d) To the best knowledge of such counsel, except as herein indicated, there are no suits, action, claims or proceedings pending or threatened against Acquiree, nor to the knowledge of such counsel is Acquiree a party to or subject to any order, judgment, decree, agreement, stipulation or consent of or with any court or administrative agency, nor, to the best knowledge of such counsel, is any investigation pending or threatened against Acquiree.

7.6 Acquiror shall have received the tax returns, corporate minute book and all other corporate, business and financial records of the Acquiree;

7.7 Acquiror shall have received all of the financial statements required by the provisions of this Agreement.

B. The obligations of Acquiree to consummate and effect the acquisition contemplated hereunder shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

7.1 The representations and warranties of the Company herein contained shall be true and correct as of and at the date of this Agreement and as of the Closing Date of the acquisition; and the Company shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing Date; and the Company shall have delivered to Acquiree a certificate at such date, signed by the Chairman of the Board of Directors or the President and Treasurer to the foregoing effect, to the best knowledge of the person giving such certificate;

7.2 The holders of the required number of shares of common stock of the Company, in accordance with the Certificate of Incorporation, By-Laws and statutes affecting the C- ompany, shall have voted in favor of this Agreement and the acquisition contemplated hereunder and the Company shall have delivered at the Closing Date a Certificate of the President and the Secretary of the Company attesting thereto;

7.3 All transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers used or delivered hereunder, shall be acceptable to counsel for Acquiree;

7.4 There shall not be any litigation to restrain or invalidate the exchange, the defense of which would, in the judgement of the Board of Directors of Acquiree, made in good faith and based upon the advice of counsel, involve expense or lapse of time that would be adverse to the interest of Acquiree or Shareholder or the Company;

7.14 There shall not be any governmental proceeding, claim or other litigation pending or threatened to restrain or invalidate the exchange, or which, if adversely decided, could adversely affect the Company;

7.15 Acquiree and Shareholder shall have received the certification of the Company, duly executed by the President and Secretary thereof, dated the Closing Date, in form and substance satisfactory to Acquiree and Shareholder, with respect to the following matters:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and it has all requisite corporate power and authority to carry on the business now conducted (if any be so conducted) and to own and operate its respective properties (if any) and to enter into this Agreement, and consummate the transactions herein contemplated;

(b) All necessary corporate proceedings, including appropriate action by the shareholders and directors of the Company, to approve this Agreement and the execution, delivery and performance thereof and all other proceedings required by law or by the provisions of this Agreement have been taken, and the Company has the full right, power and authority to enter into this Agreement and to carry out the terms thereof without further action. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, or the carrying out of any of the transactions contemplated hereby;

(c) To the best knowledge of such officers, except as herein indicated, there are no suits, actions, claims or proceedings pending or threatened against the Company, nor to the knowledge of such officers is the Company a party to or subject to any order, judgment, decree, agreement, stipulation or consent of or with any court or administrative agency, nor, to the best knowledge of such officers, is any investigation pending or threatened against the Company.

(d) The Company has filed all federal, state, county and local income, franchise, property and other tax returns, forms or reports which are due or required to be filed by it prior to the date hereof, and has paid or made adequate provisions for the payment of all taxes, fees or assessments which have or may become due pursuant to such returns or pursuant to any assessments received;

C. At least 72 hours prior to the Closing Date set herein, the parties shall have delivered all of the Schedules and Exhibits required by this Agreement and the information set forth hterein shall be accepted and approved by the party receiving such Schedule or Exhibit.

8.  Indemnification.

8.1 In order to induce the Company to enter into this Agreement, and for other good and valuable consideration, receipt whereof is acknowledged, Acquiree agrees to indemnify the Company and its successors and assigns, and to hold them harmless in respect of (i) all liabilities of Acquiree of any nature, whether accrued, contingent, absolute or otherwise, as of the Closing Date, which are not disclosed or provided for in the financial statements delivered to the Company as herein provided; (ii) any damage or deficiency arising from any misrepresentation or breach of warranty made by Acquiree herein;
and (iii) all actions, suits, proceedings, demands, assessments, fines, judgments, costs, expenses, or reasonable attorney's fees incident to the foregoing;

8.2 In order to induce Acquiree and Shareholder to enter into this Agreement, and for other good and valuable consideration, receipt whereof is acknowledged, the Company agrees to indemnify Acquiree and Shareholder and their successors and assigns, and their respective officers, directors, employees, controlling persons and agents, and to hold each of them harmless in respect of (i) any damage or deficiency arising from any misrepresentation or breach of warranty or agreement made by the Company herein; and (ii) all actions, suits, proceedings, demands, assessments, fines, judgments, costs, expenses, or reasonable attorney's fees (whether related to claims between the parties, involving third parties or otherwise), as they are incurred, incident to the foregoing.

     9.   Closing.

9.1  The closing of the transactions described in this Agreement
(the "Closing Date"), shall take place within 72 hours after compliance with all conditions precedent to such Closing Date as set forth in Paragraph 8 of this Agreement and shall take place at the offices of the Company or such later date or other place as the parties may agree.

9.2 Each party will comply with their respective requirements at the closing and will deliver appropriate documents as called for by this Agreement.

10. Termination. This Agreement may be terminated and abandoned at any time prior to the Closing Date upon the following conditions:

    10.1 By the mutual consent of the Boards of Directors of the Company and Acquiree; or

10.2 By the Board of Directors of either the Company or Acquiree if, in the bona fide judgment of such Board there shall have been a violation of any covenant or agreement set forth herein; or if any warranty or representation shall be untrue; or such Board of Directors should, in its bona fide judgment, deem the acquisition inadvisable or impractical by reason of any defect which, in the opinion of counsel for the company whose Board of Directors has made such a determination, constitutes a part of its assets or there exists or there is a threat of a liability or obligation of such other company not previously known at the time of this Agreement.

11. Effect of Termination. In the event of the termination and abandonment of the acquisition and this Agreement as herein provided, notice shall be given to the company or person to be notified of the termination or abandonment as herein provided in Paragraph 14.6, and thereupon this Agreement shall become wholly void and of no effect, and there shall be no liability on the part of any person who is a party hereto, or any liability for the Board of Directors, stockholders, officers or directors of either the Company or Acquiree or any other party to this Agreement.

12. Nature and Survival of Representations. All representations, warranties and covenants made by a party to this Agreement shall survive the execution of this Agreement and the consummation of the transactions contemplated hereby. All of the parties hereto are executing and carrying out the provisions of this Agreement, and relying solely upon the representations, warranties and covenants contained in this Agreement and not upon any investigation upon which it might have made, or any representation, warranties, agreements, promises or information, written or oral, made by the other party, or by persons other than as specifically set forth herein.

13. Investment Representations of Shareholder. The Shareholder warrants, represents and agrees, on behalf of himself and each shareholder set forth on Schedule B, with respect to the Acquiror Shares to be received in exchange for the Acquiree Shares pursuant to this Agreement (and also understands that he and each shareholder receiving Acquiror Shares hereunder shall be required to exectue an investment letter in form satisfactory to counsel for Acquiror which shall include the following representations):

13.1 That such shares are being acquired for the purpose of investment, for the separate account of Shareholder, and not with a view to distribution or resale or any present intention to divide their participation with others;

13.2 The Shareholder has been informed that neither the Acquiror Shares to be received by him nor the common shares of the Company into which they may be converted are being registered under the Act in reliance upon the exemption provided by Section 4(2) of the Act as a transaction not involving any public offering and/or Regulation D adopted under said Act and that reliance upon such exemptions is predicated in part on the representations made in Paragraph 13.1 above;

13.3 The Shareholder consents to the imposition of a legend on the certificate or certificates of stock to be acquired by it to the effect that such securities have not been registered under the Act and such securities may not be sold, pledged or hypothecated, except in compliance with said Act, or upon an appropriate opinion of counsel acceptable to the Company to the effect that an exemption from the registration provisions of said Act is available to the selling shareholder. The Shareholder further consents to the imposition of "stop transfer" instructions with respect to its respective account as recorded by the transfer agent of the Company, to the effect that such shares may not be sold or disposed of without evidence of compliance with the requirements of said Act, or upon an acceptable opinion of counsel.

14.  Miscellaneous.

 14.1 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.2 Entire Agreement. This Agreement constitutes the entire Agreement among the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution of this Agreement.

14.3 Successors. This Agreement shall be binding upon the parties hereto, and inure to the benefit of the parties, and their respective successors in interest and assigns.

14.4 Further Assurances. At any time and from time to time after the date hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

14.5 Waiver. Any failure on the part of any party hereto to comply with any of the obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

14.6 Notices. All notices and communications hereunder shall be made in writing and shall be deemed to have been given if delivered in person or sent by prepaid, first class, registered or certified mail, return receipt requested to the addresses indicated above.

14.7 Severability. The parties to this Agreement hereby agree and affirm that none of the above provisions is dependent upon the validity or of any other provisions, and if any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

14.8 Finder's Fees. The parties hereto acknowledge that there have been no brokers, finders or other parties whomsoever which would be entitled to receive a fee in connection with this transaction except as set forth in Schedule M annexed hereto.

14.9 Headings. The section and subsection headings in this Agreement are inserted for convenience only, and shall not affect in any way the meaning or interpretation of this Agreement.

14.10 Governing Law. This Agreement shall be governed by the laws of the State of New York.

14.11 Amendment. This Agreement or any provision hereof, may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party against whom enforcement of the change, waiver, termination or discharge is sought.

IN WITNESS WHEREOF, the parties have executed this Agreement on the above written date.

ATTEST:                      NITE-LITE USA, LTD.



_____________________        By:_/s/Thomas LeVine______________
Thomas LeVine                Its: President

  "ACQUIREE"
ATTEST:                      CONCORDE STRATEGIES GROUP, LTD.


_____________________        By:_/s/Robert Gordon_____________
     Robert Gordon           Its: President

SHAREHOLDER:
AMERISTAR GROUP INCORPORATED

By: _/s/Martin I. Saposnick___
    Martin I. Saposnick, President



                                   SCHEDULE A

        STATEMENT OF CLASSES OF EQUITY SECURITIES OF NITE-LITE USA, LTD.

I. Common Stock, no par value, 500,000,000 shares authorized with 1,200,000 shares issued and outstanding as if the date hereof;

II. Preferred Stock, no par value, 100,000,000 shares authorized with no shares issued and outstanding as of the date hereof.

                               SCHEDULE B

          STATEMENT OF SHAREHOLDERS OF CONCORDE STRATEGIES GROUP, LTD. TO BE PROVIDED SEPARATELY

                               SCHEDULE C

SCHEDULE OF ALL OUTSTANDING OPTIONS, CONTRACTS, CALLS, COMMITMENTS OR DEMANDS RELATING TO THE AUTHORIZED BUT UNISSUED COMMON STOCK OF CONCORDE STRATEGIES GROUP, LTD.

I. Commitment to issue common stock to Ameristar Group Incorporated under a Consulting Agreement dated as of May 1, 1996;

II. Commitment to issue common stock to Dunhill Limited under a Consulting Agreement dated as of May 1, 1996.

                               SCHEDULE D

MATERIAL LIABILITIES, CONTRACTS OR LIABILITIES OF CONCORDE STRATEGIES GROUP, LTD. NOT REFLECTED ON ITS FINANCIAL STATEMENTS

Commitment for monthly Consulting fees in the amount of $5,000 per month for a minimum of six (6) months payable, including obligation to issue common stock, to Ameristar Group Incorporated under a Consulting Agreement dated as of May 1, 1996. This payment obligation commences upon the closing of the transaction contemplated by this Agreement.

                               SCHEDULE E

SCHEDULE OF PENDING OR THREATENED MATERIAL LITIGATION OR GOVERNMENTAL INVESTIGATIONS AND PROCEEDINGS INVOLVING CONCORDE STRATEGIES GROUP, LTD.

NONE


                               SCHEDULE F

SCHEDULE OF PENDING OR THREATENED MATERIAL LITIGATION OR GOVERNMENTAL INVESTIGATIONS AND PROCEEDINGS INVOLVING SHAREHOLDER

NONE

                               SCHEDULE G

SCHEDULE OF AGREEMENTS, CONTRACTS, LEASES, COMMITMENTS OR OBLIGATIONS, INCLUDING EMPLOYMENT CONTRACTS OF CONCORDE STRATEGIES GROUP, LTD. OTHER THAN AS PREVIOUSLY DISCLOSED HEREIN

I. Employment agreement between L'Abbigliamento, Inc., a wholly owned subsidiary of Concorde, and Paolo Vista, dated as of September 26, 1996;

II. Lease agreement between Michelina Realty Ltd. And L'Abbigliamento, Inc. for the premises located at 55 Plaza Road, Lawrence, NY

                               SCHEDULE H

SCHEDULE OF ALL LIABILITIES, OBLIGATIONS OR CLAIMS NOT REFLECTED IN THE FINANCIAL STATEMENTS OF NITE-LITE USA, LTD.

NONE

                               SCHEDULE I

SCHEDULE OF PENDING OR THREATENED MATERIAL LITIGATION OR GOVERNMENTAL INVESTIGATIONS AND PROCEEDINGS INVOLVING NITE-LITE USA, LTD.

NONE

                               SCHEDULE J

SCHEDULE OF AGREEMENTS, CONTRACTS, LEASES, COMMITMENTS OR OBLIGATIONS, INCLUDING EMPLOYMENT CONTRACTS OF NITE-LITE USA, LTD. OTHER THAN AS PREVIOUSLY DISCLOSED HEREIN

NONE

                               SCHEDULE K

SCHEDULE OF ALL OFFICER, DIRECTORS AND EMPLOYEES OF NITE-LITE USA, LTD.

New Officers and Directors as of October 1, 1996:

1.       Robert Gordon, President and Director

2.       Gera Laun, Secretary

3.       Joseph J. Messina, Director.

4.       Martin I. Saposnick, Director

5.       David A. Vigor, Director

                               SCHEDULE L

FORM OF OFFICERS CERTIFICATE

OFFICERS AND DIRECTORS WARRANTIES

Each of the undersigned, being the sole officers and directors of Nite-Lite USA, Ltd., formerly Unified Industries, Inc. (the "Company") as of the date hereof, each of which warranties is true and each of which shall be deemed to be independently material and to have been relied upon by the new officers and directors who shall assume such office upon the resignation of the undersigned:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and it has all requisite corporate power and authority to carry on the business now conducted
(if any be so conducted) and to own and operate its respective properties
(if any) and to enter into this Agreement, and consummate the transactions herein contemplated;

(b) All necessary corporate proceedings, including appropriate action by the shareholders and directors of the Company, to approve this Agreement and the execution, delivery and performance thereof and all other proceedings required by law or by the provisions of this Agreement have been taken, and the Company has the full right, power and authority to enter into this Agreement and to carry out the terms thereof without further action. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, or the carrying out of any of the transactions contemplated hereby;

(c) To the best knowledge of such officers, except as herein indicated, there are no suits, actions, claims or proceedings pending or threatened against the Company, nor to the knowledge of such officers is the Company a party to or subject to any order, judgment, decree, agreement, stipulation or consent of or with any court or administrative agency, nor, to the best knowledge of such officers, is any investigation pending or threatened against the Company.

(d) The Company has filed all federal, state, county and local income, franchise, property and other tax returns, forms or reports which are due or required to be filed by it prior to the date hereof, and has paid or made adequate provisions for the payment of all taxes, fees or assessments which have or may become due pursuant to such returns or pursuant to any assessments received;